UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023

Atara Biotherapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36548	46-0920988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2380 Conejo Spectrum Street Suite 200
Thousand Oaks, California		91320
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 623-4211

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On June 1, 2023, Beth Seidenberg, M.D., notified Atara Biotherapeutics, Inc. (the “Company”), of her resignation from the Board of Directors of the Company (the “Board”), effective immediately. Dr. Seidenberg indicated her departure from the Board was to pursue other activities.

In addition, effective as of June 2, 2023, the Board, in accordance with Section 16 of the Company’s Second Amended and Restated Bylaws, reduced the number of directors on the Board from eight to seven directors.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 31, 2023, the Company held its 2023 annual meeting of stockholders (the “Annual Meeting”). The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 7, 2023 (the “Proxy Statement”).

1.
Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Pascal Touchon, D.V.M.	72,477,546	1,669,619	9,921,217
Carol Gallagher, Pharm.D.	65,171,971	8,975,194	9,921,217
Maria Grazia Roncarolo, M.D.	63,505,210	10,641,955	9,921,217

Each of the three nominees for director was elected to serve until the 2026 annual meeting of stockholders and until their respective successors are elected.

2.
Advisory vote to approve on the compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
71,805,771	2,174,272	167,122	9,921,217

The stockholders approved, on an advisory basis, the compensation awarded to the Company’s named executive officers, as disclosed in the Proxy Statement.

3.
Ratification of appointment of independent registered public accounting firm

For	Against	Abstentions
83,694,451	143,425	230,506

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.

4.
Approval of an amendment to Company’s Certificate of Incorporation

For	Against	Abstain	Broker Non-Votes
38,634,498	35,373,449	139,218	9,921,217

The stockholders did not approve an amendment of the Company’s Certificate of Incorporation to provide for the exculpation of officers as permitted by Delaware law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atara Biotherapeutics, Inc.

Date:	June 5, 2023	By:	/s/ Amar Murugan
Amar Murugan Executive Vice President and Chief Legal Officer